AMENDMENT No. 1 to Right of First Refusal Agreement


THIS AMENDMENT NO. 1 TO the Right of First Refusal Agreement is made as of October 28, 2005 by and between AKER PHILADELPHIA SHIPYARD, INC. (formerly Kvaerner Philadelphia Shipyard Inc.) a corporation organized under the laws of Pennsylvania, having its principal office at 2100 Kitty Hawk Avenue, Philadelphia, PA 19112 (the "BUILDER") and MATSON NAVIGATION COMPANY, INC., a corporation organization under the laws of Hawaii, having its principal office at 555 12th Street, Oakland, CA 94607 (the "BUYER").

                                 R E C I T A L S
         WHEREAS, the parties entered into that certain Right of First Refusal Agreement dated as of February, 14, 2005 granting BUYER certain rights with regard to future vessels constructed by BUILDER ("Agreement"); and

         WHEREAS, the parties wish to amend the Agreement to reflect the change in BUILDER'S corporate name and identity.

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereby agree to amend the Agreement as follows:

         1. In the first paragraph delete "KVAERNER" and replace it with "AKER."
         2. No Additional Changes Except as otherwise herein expressly provided,
            ---------------------
all other provisions of the Agreement shall remain in full force and effect.
         5. Counterparts. The Amendment may be executed in any number of
            ------------
counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Right of First Refusal Agreement as of the date first set forth.



                             AKER PHILADELPHIA SHIPYARD, INC.

                             By:  /s/ Jan Ivar Nielsen
                                  -----------------------------
                                  Jan Ivar Nielsen
                             Title:  Chief Financial Officer


                              MATSON NAVIGATION COMPANY, INC.

                              By: /s/ Kevin C. O'Rourke
                                  -----------------------------
                                  Kevin C. O'Rourke
                              Title: Senior Vice President